DEBENTURES	12 Months Ended
Dec. 31, 2015
DEBENTURES [Abstract]
DEBENTURES
NOTE 13	-	DEBENTURES

A.	Composition by repayment schedule (carrying amount)

	As of December 31, 2015
	Interest rate	2016	2017	2018	2019
Debentures Series D	8%	$5,781	$--	$--	$--
Debentures Series F	7.8%	797	--	--	--
Jazz's 2014 Notes (as defined in E below)	8%	--	--	45,826	--
		$6,578	$--	$45,826	$--

	As of December 31, 2014
	Interest rate	2015	2016	2017	2018
Debentures Series D	8%	$5,796	$5,796	$--	$-
Debentures Series F	7.8%	58,626	58,626	--	--
Jazz's 2010 Notes (as defined in D below)	8%	45,577	--	--	--
Jazz's 2014 Notes (as defined in E below)	8%	--	--	--	42,889
		$109,999	$64,422	$--	$42,889

The outstanding principal amounts of Tower's and Jazz's debentures as of December 31, 2015 and 2014 were approximately $65,000 and $312,000, respectively. The repayment schedule of the outstanding principal amount of the debentures as of December 31, 2015 is as follows: $7,000 in December 2016 and $58,000 in December 2018.

Tower's debentures and interest thereon are unsecured and subordinated to Tower's existing and future secured indebtedness, including indebtedness to the Israeli Banks under the Facility Agreement, see Note 16A(1), and to the government of Israel, see Note 8B. For details in regards to Jazz Notes, see E below.

If on a payment date of the principal or interest on any series of the Tower debentures, there is a breach of certain covenants and conditions under the Facility Agreement, the dates for payment of interest and principal on the debentures may be postponed until such covenant or condition is satisfied.

B.	Debentures Series D Issued in 2007

During 2007, Tower issued long-term non-convertible debentures of approximately $27,000 aggregate principal amount of, repayable in six equal annual installments beginning in December 2011 and ending in December 2016, linked to the CPI and carrying an annual interest rate of 8% (“Series D”).

Series D non-convertible debenture outstanding principal amounts were approximately $6,000 and $12,000 as of December 31, 2015 and 2014, respectively.

C.	Debentures Series F

In 2010 and 2012, Tower issued un-secured and subordinated long-term debentures in total amount of approximately $230,000, linked to the US dollar, carrying an interest rate of 7.8% per annum payable semiannually, repayable in two equal installments in December 2015 and December 2016. As of December 31, 2015, the remaining outstanding amount of such debentures was approximately $1,000 as compared with approximately $197,000 as of December 31, 2014, mostly due to conversions of said debentures to ordinary shares during 2014 and 2015..

The debentures are convertible into Tower's ordinary shares until December 2016, at a conversion ratio of approximately $10 par value of debentures into one ordinary share (“Series F”).

The determination of the fixed conversion ratio in September 2012 triggered the examination of whether a contingent beneficial conversion feature ("BCF") existed as of past issuance dates of these debentures. In accordance with ASC 470-20 (formerly EITF 98-5 and EITF 00-27) and specifically the guidance over "Contingently Adjustable Conversion Ratios", the Company concluded that a BCF existed. The BCF, in accordance with such guidance, amounted to approximately $110,000 which was classified as an increase in shareholders' equity with a corresponding decrease by the same amount in the carrying values of Series F which was presented in long term liabilities.

The approximately $110,000  amount was recorded as  accretion with amortization costs to be included in other  financing expenses, net from 2012 to 2016 (term of said debentures) using the effective interest method, resulting in  non-cash accretion and amortization costs included in other  financing expenses, net expected to be recognized at increasing amounts over the term of the debentures. Any partial or full conversion of Series F into ordinary shares increases shareholders' equity, reduces debt liabilities and accelerates the recognition of such financing expenses, thereby creating higher accretion and amortization costs included in other financing expenses in the periods of conversion occurrence, which would be offset by lower financing expenses in the periods thereafter.

During 2015 and 2014 total of approximately $196,000 and $34,000 of Series F were converted into ordinary shares and approximately $88,000 and $39,000 were recorded, respectively as accretion and amortization costs included in other financing expenses, net.

D.	Notes Issued By Jazz in 2010

In July 2010, Jazz issued notes in the principal amount of approximately $94,000 due 2015 (the “2010 Notes”). Interest on the 2010 Notes was at a rate of 8% per annum payable semiannually.

In 2014, with-in an Exchange Agreement described below, certain of the Notes were exchanged for newly issued 2014 Notes and Jazz early redeemed the remaining approximately $45,000 in January 2015, as permitted by the terms of the indenture governing the 2010 Notes. As a result, the outstanding amount of these notes is zero as of December 31, 2015 ($45,000 as of December 31, 2014).

E.	Jazz 2014 Notes Exchange Agreement

In March 2014, Jazz, certain of its domestic subsidiaries and Tower entered into an exchange agreement (the “2014 Exchange Agreement”) with certain 2010 Notes holders (the “2014 Participating Holders”) according to which Jazz issued new unsecured convertible senior notes due December 2018 (the “2014 Notes”) in exchange for approximately $45,000 in aggregate principal amount of the 2010 Notes that were originally due June 2015.

In addition, in March 2014, Jazz, Tower and certain of the 2014 Participating Holders (the “Purchasers”) entered into a purchase agreement (the “Purchase Agreement”) pursuant to which the Purchasers purchased $10,000 in aggregate principal amount of the 2014 Notes for cash consideration.

Holders of the 2014 Notes may submit a conversion request with respect to their 2014 Notes to be settled at Jazz discretion through cash or ordinary shares of Tower. The conversion price is set to $10.07 per share, reflecting a 20 percent premium over the average closing price for Tower's ordinary shares for the five trading days ending on the day prior to the signing date of the 2014 Exchange Agreement and Purchase Agreement. Interest on the 2014 Notes at a rate of 8% per annum is payable semiannually.

The 2014 Notes are unsecured senior obligations of Jazz, rank equally with all other existing and future unsecured senior indebtedness of Jazz, and are effectively subordinated to all existing and future secured indebtedness of Jazz, including the Jazz Credit Line Agreement (see Note 12C above), to the extent of the value of the collateral securing such indebtedness. The 2014 Notes rank senior to all existing and future subordinated debt. The 2014 Notes are not guaranteed by Tower.

Holders of the 2014 Notes are entitled, subject to certain conditions and restrictions, to require Jazz to repurchase the 2014 Notes at par plus accrued interest and 1% redemption premium in the event of certain change of control transactions as set forth in the Indenture governing the 2014 Notes.

The Indenture contains certain customary covenants including covenants restricting the ability of Jazz and the ability of its subsidiaries to, among other things, incur additional debt, incur additional liens, make specified payments and make certain asset sales.

Jazz's obligations under the 2014 Notes are guaranteed by Jazz's wholly owned domestic subsidiaries. Jazz has not provided condensed consolidated financial information for such subsidiaries because the subsidiaries have no independent assets or operations, the subsidiary guarantees are full and unconditional and joint and several and the subsidiaries of Jazz, other than the subsidiary guarantors, are minor.

As of December 31, 2015 and 2014, approximately $58,000 principal amount of 2014 Notes was outstanding.

The Jazz Credit Line Agreement imposes certain limitations on the ability to repay the 2014 Notes and/or to incur additional indebtedness without Wells Fargo's consent. Any default on payment or refinancing of the 2014 Notes prior to said notes maturity, in a form satisfactory to Wells Fargo, would trigger a cross default under the Jazz Credit Line Agreement, which would permit the lenders to accelerate the obligations thereunder, potentially requiring Jazz to repay or refinance the Jazz Credit Line Agreement.

Jazz concluded that the exchange should not be recognized as a troubled debt restructuring in accordance with the provisions of ASC 470-60 "Modifications and Extinguishments". In accordance with the provisions of ASC 470-50, Jazz concluded that said exchange resulted in an extinguishment of the old debt and the issuance of a new convertible debt to be recorded at fair value. As described above, certain of the 2014 Notes were issued in exchange for certain of the 2010 Notes. Since the 2014 Notes were not traded and no quotes were available, Jazz determined the fair value of the 2014 Notes using the present value technique. The 2014 Exchange Agreement resulted in an expense of approximately $9,800, which has been recorded in the statement of operations report as non-cash one-time financing expense for the year ended December 31, 2014. The convertible feature has been measured as the difference between the fair value of the liability component and the fair value of the note as a whole, and recorded in equity in accordance with ASC 470-20.